UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8377 East Hartford Drive, Suite 100

Scottsdale, AZ 85255

(Address of Principal Executive Offices, Including Zip Code)

(480) 256-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STOR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

STORE Capital Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 26, 2022. At the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2022 and as supplemented on April 20, 2022 (as supplemented, the “Proxy Statement”). As of April 4, 2022, the record date for the Annual Meeting, there were 279,595,851 shares of the Company’s common stock issued, outstanding and entitled to vote on the proposals presented at the Annual Meeting. The voting results for each of the proposals are set forth below.

1.Election of Directors. The Company’s stockholders elected, by the vote indicated below, the following nine persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2023, or until his or her respective successor is duly elected and qualified:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Jawad Ahsan	214,482,743	785,916	-	26,977,293
Joseph M. Donovan	214,501,626	767,033	-	26,977,293
David M. Edwards	214,498,207	770,452	-	26,977,293
Mary B. Fedewa	214,482,416	786,243	-	26,977,293
Morton H. Fleischer	212,932,143	2,336,516	-	26,977,293
William F. Hipp	213,317,521	1,951,138	-	26,977,293
Tawn Kelley	210,728,290	4,540,369	-	26,977,293
Catherine D. Rice	214,498,304	770,355	-	26,977,293
Quentin P. Smith, Jr.	208,978,942	6,289,717	-	26,977,293

2. Advisory Vote to Approve Executive Compensation. The Company’s stockholders approved, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
202,519,178	12,386,247	363,234	26,977,293

3. Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, by the vote indicated below:

Votes For	Votes Against	Abstentions
239,934,334	2,112,306	199,312

4.Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The stockholders recommended, on an advisory, non-binding basis, that the Company conduct future advisory votes approving the compensation of the Company’s named executive officers every year, by the vote indicated below:

Every Year	Every Two Years	Every Three Years	Abstentions
184,925,252	78,518	5,956,811	51,285,371

Consistent with the stockholders’ advisory vote, the Company’s Board of Directors has determined that the Company will hold advisory votes to approve the compensation of the Company’s named executive officers on an annual basis. These annual advisory votes will continue each year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2028.

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4
STORE Capital Corporation

Dated: May 31, 2022
	By:	/s/ Chad A. Freed
Chad A. Freed
Executive Vice President – General Counsel